UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2022

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on October 19, 2021 with the Securities and Exchange Commission (the “SEC”) by C-Bond Systems, Inc. (the “Company”), on October 15, 2021, the Company entered into a Securities Purchase Agreement (the “SPA”) with Mercer Street Global Opportunity Fund, LLC (the “Investor” and together with the Company, the “Parties”), pursuant to which the Company received $750,000 (less $10,000 of Investor’s fees) in exchange for the issuance of a 10% Original Issue Discount Senior Convertible Promissory Note (the “Prior Note”) in the principal amount of $825,000, and a five-year warrant (the “Prior Warrant”) to purchase, in the aggregate, 16,500,000 shares of the Company’s common stock at an exercise price of $0.05 per share (collectively, the “Prior Securities”). The transactions contemplated under the SPA closed on October 18, 2021. In connection with the SPA, the Company entered into a Registration Rights Agreement dated October 15, 2021 (the “Registration Rights Agreement”), with the Investor pursuant to which it was obligated to file a registration statement with the SEC within 45 days after the date of the SPA to register the resale by the Investor of the shares issuable under the Prior Note and the shares issuable upon exercise of the Prior Warrant. Pursuant to the SPA and related documents, including but not limited to the Registration Rights Agreement, the Company filed a Registration Statement on Form S-1 (File No. 333-261472) (“S-1”) with the SEC on December 3, 2021.

As previously disclosed by the Company in its current report on Form 8-K filed with the SEC on March 11, 2022, the Company received an Order Directing Examination and Designating Officers to Take Testimony (a “Formal Order”) from the SEC. The Formal Order authorizes that an examination be made to determine whether a stop order should be issued under Section 8(d) of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the S-1, and any supplements and amendments thereto. The Formal Order indicates that the S-1 may be deficient in that it may contain untrue statements of material fact or omit to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading concerning, among other things, the Company’s revenue and financial condition.

Item 1.01. Entry into Material Definitive Agreement

Because the S-1 has not yet been declared effective by the SEC, on April 20, 2022, the Company and the Investor entered into an Exchange Agreement (the “Exchange Agreement”). The original SPA remains in effect. Per the terms of the Exchange Agreement, the Parties agreed to exchange (i) the Prior Note for a new Convertible Promissory Note (the “New Note”) and (ii) the Prior Warrant for a new five-year warrant to purchase, in the aggregate, 33,000,000 shares of the Company’s common stock at an exercise price of $0.025 per share (the “New Warrant” and together with the New Note, the “New Securities”), according to the terms and conditions of the Exchange Agreement. On April 20, 2022, pursuant to the terms of the Exchange Agreement, the Investor surrendered the Prior Securities in exchange for the New Securities. Other than the surrender of the Prior Securities, no consideration of any kind whatsoever was given by the Investor to the Company in connection with the Exchange Agreement.

The terms of the New Securities are the same as the Prior Securities except for the pricing of the shares issuable under the New Note and the shares issuable upon exercise of the New Warrant. The New Securities are composed of the New Note, which is a 10% Original Issue Discount Senior Convertible Promissory Note in the principal amount of $825,000, and the New Warrant. The New Note matures on October 15, 2022, bears interest at a rate of 4% per annum, and is initially convertible into the Company’s common stock at a fixed conversion price of $0.0125 per share, subject to adjustment for stock splits, stock combinations, dilutive issuances, and similar events, as described in the New Note. The New Note was issued in connection with the Exchange Agreement in accordance with the requirements under Section 3(a)(9) of the Securities Act.

The New Securities were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investor is an accredited investor which has purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares to be issued upon conversion of the New Note and the exercise of the New Warrant have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Prior Note, Prior Warrant, and SPA, filed previously as Exhibits 4.1, 4.2, and 10.1, respectively, to the Current Report on Form 8-K filed on October 19, 2021, and (ii) the full text of the New Note, New Warrant, and Exchange Agreement, filed as Exhibits 4.3, 4.4 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
4.1	Original Issue Discount Senior Convertible Promissory Note, dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2021).
4.2	Common Stock Purchase Warrant dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2021).
4.3	Original Issue Discount Senior Convertible Promissory Note, dated April 20, 2022, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC.
4.4	Common Stock Purchase Warrant dated April 20, 2022, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC.
10.1	Securities Purchase Agreement, dated October 15, 2021, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2021).
10.2	Exchange Agreement, dated April 20, 2022, between C-Bond Systems, Inc. and Mercer Street Global Opportunity Fund, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: April 22, 2022	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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